Exhibit 99.1

Celularity Provides Corporate Update

FLORHAM PARK, N.J., October 22, 2024 — Celularity Inc. (Nasdaq: CELU) (“Celularity”), a regenerative and cellular medicine company, has issued a Corporate Update to Shareholders from Robert J. Hariri, M.D., Ph.D., Founder, Chairman, and CEO.

Dear Shareholders,

I am pleased to share recent developments at Celularity, including an update on our commercial-stage advanced biomaterial products business.

Let me start by reiterating what we said in our announcement last week, which is that we are resolutely committed to regaining full compliance with Nasdaq’s listing requirements. We acknowledge the importance of timely filings and have been diligently working with our new auditing firm to complete the necessary financial reports.

We filed our annual report on Form 10-K for fiscal year 2023 within the compliance period and our quarterly report on Form 10-Q for the first quarter 2024 on October 16, 2024. Additionally, we intend to file our Form 10-Q for the second quarter 2024 within the coming weeks. As stated in last week’s announcement, the notice we received from Nasdaq has no immediate effect on the listing of Celularity’s common stock and warrants, which continue to trade on the Nasdaq Capital Market under the symbols “CELU” and “CELUW,” respectively.

Turning to our commercial advanced biomaterials business, Biovance®3L has proved a significant addition to our commercial portfolio, especially since the third quarter of 2023 when it was granted a Healthcare Common Procedure Coding System (HCPCS) Q code by the U.S. Centers for Medicare & Medicaid Services (CMS). The Q code (and other codes) issued by CMS are used to facilitate the processing of health insurance claims by Medicare and other insurers.

From time to time, we selectively assess opportunities to acquire existing products that we believe could complement and expand our commercial product portfolio. Last week, we announced the acquisition of Rebound, a full thickness placental-derived allograft matrix product, from Sequence LifeScience, Inc. (“Sequence”). We have sold in excess of $9 million of Rebound, which is reimbursed in POS 11, 12, and 32 via HCPCS Code Q4296 when medically necessary.

As noted in that announcement, the acquisition of Rebound adds to our portfolio of placental-derived advanced biomaterial products, sales of which through the first half of 2024 were in excess of $24 million, which is greater than our full year sales in 2023. Looking to the future, we continue to advance product candidates for indications that include aging-associated and other degenerative diseases and disorders characterized by the progressive loss of function and/or structure of the affected tissues:

●	Celularity Tendon Wrap, a high strength scaffold composed of collagen and other native proteins derived from decellularized human placental tissue that the Company is developing for use in the management and protection of tendon injuries.
●	Celularity Bone Void Filler, an easy to handle, moldable bone void filler composed of collagen and other native proteins derived from decellularized human placental tissue that the Company is developing for use as a passive osteoconductive bone filler in the pelvis, extremities, and posterior-lateral spinal fusion settings as well as other skeletal defects.

●	Celularity Placental Matrix, a fully resorbable device composed of extracellular matrix derived from decellularized human placental tissue that the Company is developing for use as a passive temporary wound covering and in aesthetics.

We expect these human placental tissue-derived products to be regulated in the United States as a device under Section 510(k) of the Food, Drug and Cosmetic Act. Celularity Tendon Wrap, FUSE Bone Void Filler, and Celularity Placental Matrix each completed preliminary non-binding product classifications and jurisdictional assessments by the U.S. Food and Drug Administration (“FDA”) Office of Combination Products (“OCP”) to be regulated as a device by the FDA Center for Devices and Radiologic Health. Based on the OCP’s preliminary assessment, we intend to submit a 510(k) notification for our Celularity Tendon Wrap in early 2025 and for our FUSE Bone Void Filler in the second half of 2025 and for Celularity Placental Matrix in 2026. We also are developing another product, Celularity Placental Dermal Filler Matrix, as a Class III medical device, for which we would be required to submit a premarket approval application (“PMA”) to the FDA.

We are working hard to execute our plan to expand Celularity’s advanced biomaterial products business and continue to sharpen the focus of the mission-driven organization we have built over the past several months to ensure our team is lean, agile, and working to build shareholder value. With that said, we are confident in our previously stated guidance of expected combined Net Sales of our advanced biomaterial product and biobanking businesses to be in the range of $50 million to $56 million.

I have no doubt that the current market climate is of concern to our investors; we are grateful to you, our shareholders, for your continued support as we navigate today’s challenging landscape and remain focused on the long-term opportunities to create meaningful shareholder value. I look forward to reporting back to you as we execute our plan over the balance of 2024 and beyond.

Sincerely,

Robert J. Hariri, M.D., Ph.D.

Chairman, CEO and Founder

Forward-Looking Statements

This release includes “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, as well as within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts are “forward-looking statements,” including those relating to future events. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “can,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intends,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “strive,” “target,” “will,” “would” and the negative of terms like these or other comparable terminology, and other words or terms of similar meaning. The forward-looking statements in this press release include express or implied statements regarding Celularity’s ability to regain compliance with Nasdaq’s listing requirements, the timing of Celularity’s filing of its Form 10-Q for the second quarter of 2024, the impact of Biovance 3L and Rebound on commercial growth, the regulatory pathway for its developmental stage products, as well as Celularity’s expected 2024 sales and sales growth relative to prior periods, its future sales or sales growth, its 2024 financial goals and expectations for future financial results, including levels of net sales, its expectations regarding its new products and the demand for its products. Many factors could cause actual results to differ materially from those described in these forward-looking statements, including but not limited to: Celularity’s liquidity situation; the volatility in Celularity’s stock price; inherent risks in biotechnological development, including with respect to the development of novel advanced biomaterials; and the regulatory approval process; along with those risk factors set forth under the caption “Risk Factors” in Celularity’s annual report on Form 10-K filed with the Securities and Exchange Commission (SEC) on July 30, 2024, and other filings with the SEC. If any of these risks materialize or underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Celularity does not presently know, or that Celularity currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, these forward-looking statements reflect Celularity’s current expectations, plans, or forecasts of future events and views as of the date of this communication. Subsequent events and developments could cause assessments to change. Accordingly, forward-looking statements should not be relied upon as representing Celularity’s views as of any subsequent date, and Celularity undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date hereof, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Investor Contact:

Carlos Ramirez

Senior Vice President, Celularity Inc.

Carlos.ramirez@celularity.com

Media Contacts:

Raquel Cona / Michaela Fawcett

KCSA Strategic Communications

rcona@kcsa.com / mfawcett@kcsa.com